SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

PanAmerican Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PANAMERICAN BANCORP

3475 SHERIDAN STREET
HOLLYWOOD, FLORIDA 33021

SPECIAL NOTICE OF MEETING OF SHAREHOLDERS

April 7, 2003

To the Shareholders of PanAmerican Bancorp:

Notice is hereby given that a Special Meeting of the Shareholders of PanAmerican Bancorp (“PanAmerican”) will be held at PanAmerican’s Corporate Office at 3475 Sheridan Street Hollywood, Florida on April 22, 2003 at 9:00 a.m. local time for the following purposes:

1.	To consider and take action upon a reverse stock split of between a one-for-three (1-for-3) and a one-for-eight (1-for-8) reverse stock split (“Reverse Stock Split”) as may be determined by the Board of Directors based on market conditions and other relevant factors; to amend by a corresponding decrease the Directors Stock Option Plan, the Employees Stock Option Plan, all outstanding stock options, and all outstanding common share warrants. No fractional shares of Common Shares will be issued in connection with the Reverse Stock Split. Holders of Common Shares who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will have their fractional share rounded to the nearest full share of common stock, and

2.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 25, 2003 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per Common Share on all matters to be voted on by shareholders.

By Order of the Board of Directors,

Michael E. Golden
President and CEO
Hollywood, Florida

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING,
PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND
RETURN IT IN THE ENCLOSED PREPAID ENVELOPE

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SPECIAL MEETING OF SHAREHOLDERS
BENEFICIAL OWNERSHIP OF PANAMERICAN’S COMMON SHARES BY CERTAIN PERSONS AND BY MANAGEMENT
Item 1. REVERSE STOCK SPLIT
OBJECTIVES AND POTENTIAL EFFECTS OF A REVERSE STOCK SPLIT
SHAREHOLDER PROPOSALS
OTHER MATTERS

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

PANAMERICAN BANCORP

3475 SHERIDAN STREET
HOLLYWOOD, FLORIDA 33021
(954) 985-3900

This Proxy Statement is furnished to the holders of Common Shares (the “Common Shares”) of PanAmerican Bancorp (“PanAmerican”) in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) for use at the Special Meeting of Shareholders of PanAmerican to be held on April 22, 2003 (the “Special Meeting”), or any adjournment thereof. This Proxy Statement and form of proxy are first being sent or given to shareholders on or about April 7, 2003.

Shareholders who execute proxies will retain the right to revoke them at any time before they are exercised. If you sign and return the enclosed proxy, unless you indicate otherwise on the proxy, the Common Shares represented thereby will be voted as you indicate in Item 1, Reverse Stock Split, as outlined below.

Under the Delaware General Corporation Law (“DGCL”) and PanAmerican’s By-Laws (“By-Laws”), the presence, in person or by proxy, of the holders of a majority of the outstanding shares is necessary to constitute a quorum of the shareholders to take action at the Special Meeting. The number of shares whose holders are present, or represented by proxy, will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum is established, under the DGCL and the By-Laws, a plurality of the votes cast by the Common Shares must be voted in favor of the Reverse Stock Split.

The cost of solicitation of proxies by the Board will be borne by PanAmerican. In addition to solicitations by mail, employees of PanAmerican and its subsidiary may solicit proxies in person, by facsimile transmission, or by telephone, but no employee of PanAmerican or its subsidiary will receive any compensation for their solicitation activities in addition to their regular compensation. PanAmerican will reimburse the reasonable expenses of brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of PanAmerican shares held of record by such persons.

The Board has fixed the close of business on February 25, 2003 as the record date for determining which shareholders are entitled to notice of and to vote at the Special Meeting. There were 26,092,210 shares of Common Shares outstanding and entitled to vote at the close of business on February 25, 2003.

BENEFICIAL OWNERSHIP OF PANAMERICAN’S COMMON
SHARES BY CERTAIN PERSONS AND BY MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of PanAmerican’s Common Shares as of February 25, 2003, by each person known by PanAmerican to be the beneficial owner of more than five percent of any class of PanAmerican’s equity securities.

Name	Number of Shares		Percent of Total

First Bancorp 1519 Ponce De Leone Ave Stop 23 San Juan PR 00908-0146	1,865,329		7.1%

Martin & Edith Stein 3475 Sheridan Street Hollywood, FL 33021	1,725,559	(2)	6.6%

Alberto Valle 3475 Sheridan Street Hollywood, FL 33021	1,377,053	(3)	5.3%

(1)	Information presented in this table has been obtained from the respective shareholders or from filings made with the Securities and Exchange Commission. Except as otherwise indicated, each holder has sole voting and investment power with respect to the shares indicated.

(2)	Number of shares includes 679,157 shares owned by Mr. Stein’s wife.

(3)	Number of shares includes 1,377,053 shares held by corporations with which Mr. Valle has sole voting and shared investment power.

The following table sets forth information concerning the beneficial ownership of Common Shares as of February 25, 2003, by each director, nominee for director, and executive officer who would be named in PanAmerican’s compensation table and by all directors and executive officers of PanAmerican as a group.

Name(1)	Number of Shares	Pct. of Total

R. David Butler, Jr. (2)	41,891	0.2%
Samuel S. Caliendo	293,382	1.1%
Hugo A. Castro (3)	611,904	2.4%
Nelson Famadas (4)	872,086	3.4%
Michael E. Golden (5)	958,000	3.7%
Susan Jaramillo	316,186	1.2%
Leonard F. Marinello	671,428	2.6%
Philip C. Modder (6)	929,978	3.6%
James F. Partridge	656,535	2.5%
Stephen L. Perrone (7)	1,235,149	4.8%
Joseph Rey	316,186	1.2%
Eugene J. Strasser (8)	496,513	1.9%
Martin Stein (9)	1,725,559	6.6%
Alberto Valle (10)	1,377,053	5.3%

All Directors & Executive Officers as a Group: 15 persons (11)	10,501,850	39.7%

(1)	The business address of each of the persons identified above is at PanAmerican Bancorp, 3475 Sheridan Street Hollywood, Florida 33021.

(2)	Number of shares includes 11,841 shares that are exercisable within 60 days.

(3)	Number of shares includes options to purchase 183,333 shares that are exercisable within 60 days.

(4)	Number of shares includes 189,714 shares owned by Mr. Famadas’s wife

(5)	Number of shares includes 266,000 shares held by a corporation and with respect to which Mr. Golden has sole voting and shared investment power.

(6)	Number of shares includes options to purchase 47,730 shares that are exercisable within 60 days, and 91,844 shares owned by Mr. Modder’s wife.

(7)	Number for shares includes 617,142 shares held by a limited partnership and 381,579 held by a corporation with respect to which Mr. Perrone has sole voting power and shared investment power.

(8)	Number of shares includes 379,005 shares owned by Mr. Strasser’s wife and options to purchase 100,841 shares that are exercisable within 60 days.

(9)	See footnote (2) to preceding table.

(10)	See footnote (3) to preceding table.

(11)	Except as otherwise indicated above, the directors and officers own these shares directly.

Item 1. REVERSE STOCK SPLIT

To consider and take action upon a reverse stock split of between a one-for-three (1-for-3) and a one-for-eight (1-for-8) reverse stock split (“Reverse Stock Split”) as may be determined by the Board of Directors based on market conditions and other relevant factors; to amend by a corresponding decrease the Directors Stock Option Plan, the Employees Stock Option Plan, all outstanding stock options, and all outstanding common share warrants. No fractional shares of Common Shares will be issued in connection with the Reverse Stock Split. Holders of Common Shares who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will have their fractional share rounded to the nearest full share of common stock. Replacement stock certificates will not be issued unless specifically requested by a shareholder.

The Reverse Stock Split will serve to increase the book value of each share through reducing the number of shares outstanding. A reverse stock split is a special kind of stock split which reduces the number of shares outstanding and conversely increases the price of each share of stock. For example, if you owned 100 shares of XYZ at $1 per share ($100 book value), and there was a 1-for-2 reverse stock split, you would then own 50 shares worth $2.00 each ($100 book value). The reverse stock split does not alter the relative rights or relative ownership percentages of PanAmerican’s shareholders. Shareholders maintain the same percentage of equity as before the Reverse Stock Split.

The Reverse Stock Split will not amend or change PanAmerican’s Certificate of Incorporation as to authorized Common

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Shares or Preferred Shares or to the par value of either issue.

OBJECTIVES AND POTENTIAL EFFECTS OF A REVERSE STOCK SPLIT

Management expects that by the time this proxy material is mailed to shareholders that PanAmerican’s stock will be trading on the Over-the-counter Bulletin Board. PanAmerican’s management wishes to publicly trade its shares on the American Stock Exchange (“AMEX”). For a company to have its stock listed for trading on the AMEX exchange, its stock is required to meet several criteria including that of an initial trading share price. PanAmerican’s current share price would not permit its listing based on the minimums required by AMEX. Management recommends the Reverse Stock Split in order to facilitate the future realization of an exchange’s minimum trading price eligibility for listing.

It is anticipated that PanAmerican stock will be trading at a price that will in all probability classify it as a penny stock. Trading in such securities would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require additional disclosure by broker–dealers in connection with any trades involving a stock defined as a penny stock. Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales, practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in PanAmerican’s securities, which could severely limit the market price and liquidity of such securities and the ability of purchasers in this offering to sell their securities of the Company in the secondary market.

Management believes the Reverse Stock Split is in the best interests of PanAmerican and its shareholders. Strictly defined, a reverse stock split is a reduction in a company’s shares outstanding that increases the trading values of its stock, with the hope that the resulting trading value is enough to meet the exchange’s minimum listing requirements. The company’s market capitalization remains the same.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

Unless marked otherwise, proxies received by PanAmerican will be voted in favor of adoption of the Reverse Stock Split.

SHAREHOLDER PROPOSALS

Shareholder proposals to be considered for inclusion in the Proxy Statement for the next annual meeting must be submitted on a timely basis for the 2003 Annual Meeting of Shareholders. Shareholder proposals will be timely only if received by PanAmerican at its principal executive offices no later than April 30, 2003, unless the 2003 Annual Meeting date is moved more than 30 days from the date it was held in 2002, in which case proposals must be received by a reasonable date prior to the date that proxy materials are sent out for the 2003 Annual Meeting. PanAmerican currently anticipates that it may hold its 2003 Annual Meeting in June of 2003. Any such proposals, as well as any questions related thereto, should be directed to PanAmerican Bancorp, Attn: Investor Relations, 3475 Sheridan Street Hollywood, Florida 33021.

OTHER MATTERS

Except for the matters set forth above, the Board knows of no other matters which may be presented at the Special Meeting of Shareholders, but if any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxies in accordance with their judgment in such matters.

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PANAMERICAN BANCORP
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
On April 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF PANAMERICAN BANCORP

The undersigned shareholder(s) of PanAmerican Bancorp (“PanAmerican”) hereby appoints Stephen L. Perrone and Nelson Famadas, or either of them (with full power to act alone), with full power of substitution, as proxy or proxies, to represent and vote as designated below all Common Shares of PanAmerican Bancorp, which the undersigned may be entitled to vote, at the Special Meeting of Shareholders of PanAmerican to be held at PanAmerican’s Corporate Office at 3475 Sheridan Street Hollywood, Florida at 9:00 a.m. on April 22, 2003, and at any adjournment thereof, with all the powers the undersigned would possess if personally present. Said proxies are authorized to vote on the following matters to the extent the shares represented are entitled to vote.

1. To consider and take action upon a reverse stock split of between a one-for-three (1-for-3) and a one-for-eight (1-for-8) reverse stock split (“Reverse Stock Split”) as may be determined by the Board of Directors based on market conditions and other relevant factors; to amend by a corresponding decrease the Directors Stock Option Plan, the Employees Stock Option Plan, all outstanding stock options, and all outstanding common share warrants. No fractional shares of Common Shares will be issued in connection with the Reverse Stock Split. Holders of Common Shares who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will have their fractional share rounded to the nearest full share of common stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. SAID PROXIES ARE GIVEN DISCRETION TO VOTE UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS.

Please sign exactly as name appears above. When signing as attorneys, executors, administrators, trustee or guardian, please give full title as such. Proxies issued by a corporation should be signed with full corporate name by a duly authorized officer or officers. If a partnership, please sign the partnership name by an authorized person. For joint tenants, each owner should sign.

(Signature of Shareholder[s])	Dated

(Signature of Shareholder[s])	Dated

PLEASE SIGN, DATE, AND RETURN PROXY